April 24, 2015

WBI ABSOLUTE RETURN BALANCED FUND
No Load	WBADX
Institutional	WBBAX

WBI ABSOLUTE RETURN BALANCED PLUS FUND
No Load	WBPNX
Institutional	WBBPX

WBI ABSOLUTE RETURN DIVIDEND INCOME FUND
No Load	WBDNX
Institutional	WBDIX

WBI ABSOLUTE RETURN DIVIDEND GROWTH FUND
No Load	WBIDX
Institutional	WBDGX

(each a “Fund”, collectively the “Funds”)

Each Fund is a series of Advisors Series Trust.

Supplement to the Summary Prospectuses, Prospectus and Statement of Additional
Information (“SAI”) each dated March 30, 2015

Effective immediately, Mr. Craig French will no longer serve as Portfolio Manager and Fund co-portfolio manager to the Funds.  Therefore, please disregard all references to Mr. French in the Summary Prospectuses, Prospectus and SAI for the Funds.

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Please retain this Supplement with your Summary Prospectuses, Prospectus and SAI.
The date of this Supplement is April 24, 2015.